UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 29, 2022

ATHENA CONSUMER ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-40921	87-1178222
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

442 5th Avenue

New York, NY 10018

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (970) 925-1572

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A common stock, par value $0.0001 per share, and one-half of one Redeemable Warrant	ACAQ.U	The New York Stock Exchange

Shares of Class A common stock, par value $0.0001 per share, included as part of the units	ACAQ	The New York Stock Exchange

Redeemable warrants, each exercisable for one share of Class A common stock for $11.50 per share	ACAQ WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry Into a Material Definitive Agreement

First Amendment to Business Combination Agreement

As previously announced, on July 28, 2022, Athena Consumer Acquisition Corp., a Delaware corporation (“Athena”), entered into a Business Combination Agreement (the “Business Combination Agreement”), by and among Athena, Next.e.GO Mobile SE, a German company (“e.GO”), Next.e.GO B.V., a Dutch private limited liability company and a wholly-owned subsidiary of e.GO (“TopCo”), and Time is Now Merger Sub, Inc., a Delaware corporation and wholly-owned subsidiary of TopCo (“Merger Sub”). The transactions contemplated by the Business Combination Agreement are hereinafter referred to as the “Business Combination”.

On September 29, 2022, Athena entered into an amendment to the Business Combination Agreement (the “First Amendment to Business Combination Agreement”), by and between Athena and e.GO, pursuant to which, among other things, the following terms of the Business Combination Agreement were amended:

•	Bridge Financing. Certain provisions of the Business Combination Agreement were amended to allow e.GO to grant a lien associated with its entering into a credit agreement, dated September 29, 2022, between e.GO, Brucke Funding LLC, Brucke Agent LLC and certain lenders party thereto (the “Bridge Financing”). The Bridge Financing provides interim financing to e.GO related to its ongoing operations of up to an aggregate principal amount of $15,000,000.00, available in three borrowings, with a maturity date being the earlier of (a) a date that is nine months after the closing of the first borrowing and (b) the closing of the Business Combination (the “Maturity Date”). The Bridge Financing will bear interest at a rate per annum equal to 1.00% (the “Interest”). Assuming that the aggregate amount will be fully drawn by e.GO, in addition to the Interest and any other amount payable by e.GO under the Bridge Financing, e.GO will be obligated to pay an amount equal to $4,500,000 minus the amount of all Interest accrued under the Bridge Financing (paid or payable), excluding any default interest paid, as the case may be, until the time of repayment or prepayment of the Bridge Financing (the “Fixed Payment”), which payment will be due and payable on the earliest to occur of (i) the Maturity Date, (ii) the date on which the loans under the Bridge Financing have been accelerated as the result of an event of default (as defined in the Bridge Financing) having occurred and continuing and (iii) the repayment in full of all obligations under the Bridge Financing (other than contingent obligations for which no claim has been asserted). If there is a termination, cancellation, default or anticipatory repudiation of the Business Combination Agreement by any party thereto for any reason, the Fixed Payment will be paid in cash; otherwise, it will be paid as follows: (A) $2,750,000 in cash and (B) the remainder will be paid in other property acceptable to the lenders under the Bridge Financing, including, potentially, shares of Athena following the consummation of the merger associated with the Business Combination, at such times determined by the lenders in their sole discretion. The outstanding principal amount of the loans under the Bridge Financing, together with accrued and unpaid interest in respect thereof, the Fixed Payment and all fees, costs and expenses under the Bridge Financing, will become immediately due and payable upon: (A) the receipt by e.GO of the proceeds from any other issuance of indebtedness, issuance of equity securities or sale of assets outside of its ordinary course of business; (B) the voluntary termination of the commitments prior to the first borrowing under the Bridge Financing, if such termination has been approved in writing by the independent directors of e.GO; or (C) the termination, cancellation, default or anticipatory repudiation of the Business Combination Agreement by any party thereto for any reason.

•

Treatment of Athena Class B Common Stock. Each issued and outstanding share of Class B common stock, par value $0.0001 per share, of Athena (“Athena Class B Common Stock”) will no longer automatically convert into Class A common stock, par value $0.0001 per share, of Athena (“Athena Class A Common Stock”) on a one-for-one basis, as had been the case under Athena’s amended and restated certificate of incorporation, dated October 19, 2021 (the “Existing Athena Charter”). Instead, following the merger between Merger Sub and Athena as contemplated by the Business Combination Agreement, with Athena as the surviving company, each share of Athena Class B Common Stock will be automatically cancelled and extinguished and converted into a number of shares of common stock, par value $0.0001 per share, of Athena as the surviving company after the merger, calculated as the sum of (x) one plus (y) the lower of (a) the total amount actually funded under the Bridge Financing by the time of the merger divided by $15,000,000 and multiplied by one-fifth and (b) one-fifth.

•

Board of Directors. The board of directors of TopCo following the closing of the Business Combination will be a declassified board of seven directors instead of a staggered board of one executive director serving an initial four-year term and seven nonexecutive directors serving staggered multi-year terms as previously contemplated by the Business Combination Agreement.

•	Outside Date Termination Event. The outside date to terminate the Business Combination Agreement was extended from April 30, 2023 to June 30, 2023.

 The foregoing description of the First Amendment to Business Combination Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the First Amendment to Business Combination Agreement, a copy of which is attached as Exhibit 2.1 hereto and is incorporated by reference herein.

First Amendment to Sponsor Letter Agreement

On September 29, 2022, Athena and e.GO entered into an amendment to that certain Sponsor Letter Agreement (the “First Amendment to Sponsor Letter Agreement”), by and between Athena and e.GO, Athena Consumer Acquisition Sponsor LLC, a Delaware limited liability company (the “Sponsor”) TopCo and certain of Athena’s executive officers and directors (the “Athena Insiders”), dated as of July 28, 2022 (the “Sponsor Letter Agreement”), pursuant to which, among other things, the parties agreed to amend the Sponsor Letter Agreement so that 75%, rather than all, of the ordinary shares, nominal value of €0.12 per share, of TopCo (“TopCo Shares”) to be issued to the Sponsor in connection with the Business Combination will be subject to the lock-up restrictions set forth in the Sponsor Letter Agreement.

A copy of the First Amendment to Sponsor Letter Agreement is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description is qualified in its entirety by reference to the full text of the First Amendment to Sponsor Letter Agreement.

Important Information about the Business Combination and Where to Find It

In connection with the Business Combination, TopCo intends to file with the U.S. Securities and Exchange Commission’s (“SEC”) the Registration Statement, which will include a preliminary prospectus and preliminary proxy statement. Athena will mail a definitive proxy statement/final prospectus and other relevant documents to its stockholders. This communication is not a substitute for the Registration Statement, the definitive proxy statement/final prospectus or any other document that Athena will send to its stockholders in connection with the Business Combination. Investors and security holders of Athena are advised to read, when available, the proxy statement/prospectus in connection with Athena’s solicitation of proxies for its special meeting of stockholders to be held to approve the Business Combination (and related matters) because the proxy statement/prospectus will contain important information about the Business Combination and the parties to the Business Combination. The definitive proxy statement/final prospectus will be mailed to stockholders of Athena as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the proxy statement/prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a request to: 442 5th Avenue, New York, NY, 10018.

This Current Report on Form 8-K is for informational purposes only and does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an applicable exemption from the registration requirements thereof.

Participants in the Solicitation

Athena, e.GO, TopCo and their respective directors, executive officers, other members of management, and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of Athena’s stockholders in connection with the Business Combination. Investors and security holders may obtain more detailed information regarding the names and interests in the Business Combination of Athena’s directors and officers in Athena’s filings with the SEC, and such information and names of e.GO’s directors and executive officers will also be in the Registration Statement to be filed with the SEC by TopCo, which will include the proxy statement of Athena for the Business Combination.

Forward Looking Statements

This Current Report on Form 8-K includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target”, “may”, “intend”, “predict”, “should”, “would”, “predict”, “potential”, “seem”, “future”, “outlook” or other similar expressions (or negative versions of such words or expressions) that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements include, but are not limited to, statements regarding Athena, e.GO, and TopCo’s expectations with respect to future performance and anticipated financial impacts of the Business Combination, the satisfaction of the closing conditions to the Business Combination, the level of redemptions by Athena’s public stockholders, the timing of the completion of the Business Combination and the use of the cash proceeds therefrom. These statements are based on various assumptions, whether or not identified herein, and on the current expectations of Athena, e.GO, and TopCo’s management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and may differ from assumptions, and such differences may be material. Many actual events and circumstances are beyond the control of Athena, e.GO, and TopCo.

These forward-looking statements are subject to a number of risks and uncertainties, including: (i) changes in domestic and foreign business, market, financial, political and legal conditions; (ii) the inability of the parties to successfully or timely consummate the proposed Business Combination, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the proposed Business Combination or that the approval of the stockholders of Athena or e.GO is not obtained; (iii) failure to realize the anticipated benefits of the proposed Business Combination; (iv) risks relating to the uncertainty of the projected financial information with respect to e.GO; (v) the outcome of any legal proceedings that may be instituted against Athena and/or e.GO following the announcement of the Business Combination agreement and the transactions contemplated therein; (vi) future global, regional or local economic and market conditions; (vii) the development, effects and enforcement of laws and regulations; (viii) e.GO’s ability to grow and achieve its business objectives; (ix) the effects of competition on e.GO’s future business; (x) the amount of redemption requests made by Athena’s public stockholders; (xi) the ability of Athena or the combined company to issue equity or equity-linked securities in the future; (xii) the ability of e.GO and Athena to raise interim financing in connection with the Business Combination, including to secure an e.GO IP-backed note; (xiii) the outcome of any potential litigation, government and regulatory proceedings, investigations and inquiries; (xiv) the risk that the proposed Business Combination disrupts current plans and operations as a result of the announcement and consummation, (xv) costs related to the Business Combination, (xvi) the impact of the global COVID-19 pandemic and (xvi) those factors discussed below under the heading “Risk Factors” and in the documents of Athena filed, or to be filed, with the SEC. Additional risks related to e.GO’s business include, but are not limited to: the market’s willingness to adopt electric vehicles; volatility in demand for vehicles; e.GO’s dependence on the contemplated Business Combination and other external financing to continue its operations; significant challenges as a new entrant in the automotive industry; e.GO’s ability to control capital expenditures and costs; cost increases or disruptions in supply of raw materials, semiconductor chips or other components; breaches in data security; e.GO’s ability to establish, maintain and strengthen its brand; minimal experience in servicing and repairing vehicles; product recalls; failure by joint-venture to meet their contractual commitments; unfavorable changes to the regulatory environment; risks and uncertainties arising from the acquisition of e.GO’s predecessor business and assets following the opening of insolvency proceedings over the predecessor’s assets in July 2020; protection of e.GO’s intellectual property. If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements.

There may be additional risks that neither e.GO nor Athena presently know or that e.GO and Athena currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect e.GO’s and Athena’s expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K.  e.GO and Athena anticipate that subsequent events and developments will cause e.GO’s and Athena’s assessments to change. However, while e.GO and Athena may elect to update these forward-looking statements at some point in the future, e.GO and Athena specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing e.GO’s and Athena’s assessments as of any date subsequent to the date of this Current Report on Form 8-K.  Accordingly, undue reliance should not be placed upon the forward-looking statements.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
2.1	First Amendment to Business Combination Agreement, dated as of September 29, 2022, by and between Athena Consumer Acquisition Corp. and Next.e.GO Mobile SE.

10.1	First Amendment to Sponsor Letter Agreement, dated as of September 29, 2022, by and between Athena Consumer Acquisition Corp. and Next.e.GO Mobile SE.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATHENA CONSUMER ACQUISITION CORP.

	By:	/s/ Jane Park
		Name:	Jane Park
		Title:	Chief Executive Officer

Dated: October 3, 2022